Exhibit (10)(dd)

                  LIMITED PARTNERSHIP CERTIFICATE AND AGREEMENT
                  ---------------------------------------------

         THIS LIMITED PARTNERSHIP CERTIFICATE AND AGREEMENT, (the "Agreement"), made and entered into this 17 day of October, 2006, by and among FLANIGAN'S
                            --
ENTERPRISES, INC., a Florida corporation, (the "General Partner"), and all other parties who shall execute this Agreement or any counterpart thereof, collectively, (the "Limited Partners"). The Limited Partners, as constituted from time to time, and the General Partner are sometimes herein collectively referred to as the "Partners".

                              W I T N E S S E T H :
                               -------------------

         WHEREAS, the Partners desire to form a limited partnership (the "Partnership") pursuant to the Uniform Limited Partnership Act of the State of Florida upon the terms and conditions hereinafter set forth;

         NOW THEREFORE, intending to be legally bound hereby, the Partners agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         The following terms used in this Agreement shall (unless otherwise expressly provided herein or unless the context clearly requires otherwise) have the following meanings:

         1.1 Additional Capital Balance.  The Additional Capital  Contributions,
             --------------------------
if any, of the General Partner, as reduced from time to time by all cash distributions to such

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General Partner which, pursuant to the terms of this Agreement, are in reduction of the General Partner's Additional Capital Balance, and as increased from time to time by any contributions of the General Partner which are Additional Capital Contributions.

         1.2 Additional Capital Contributions. Any additional cash contributions
             --------------------------------
of the General Partner to the capital of the Partnership pursuant to Section 3.5 hereof.

         1.3 Agreement.  This Limited Partnership Certificate and Agreement.
             ---------

         1.4 Capital Balance. The Initial Capital Contribution made by a Partner
             ---------------
in cash and the fair market value of any contributions in kind, (as set forth in this Agreement), as reduced from time to time by all cash distributions to such Partner which, pursuant to the terms of this Agreement, are in reduction of a Partner's Capital Balance.

         1.5 Capital  Commitment.  The Capital  Commitment  with  respect to any
             -------------------
Limited Partner is his obligation to contribute the aggregate amount to be paid for the Units (computed at the rate of $5,000.00 per Unit) subscribed for by him pursuant to his Subscription Agreement and set opposite his name on the signature page attached to this Agreement, and with respect to the General Partner, is its obligation to make its original Capital Contribution pursuant to
Section 3.1 hereof.

         1.6 Initial Capital Contribution. The Contribution made by each Partner
             ----------------------------
pursuant to its Capital Commitment.

         1.7 Code. The Internal Revenue Code of 1954, as amended.
             ----

         1.8 General  Partner.  The General  Partner is FLANIGAN'S  ENTERPRISES,
             ---------------
INC. or any successor general partner as provided herein.

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

         1.9 General Partner's  Capital.  The combined total Capital Balance and
             --------------------------
Additional Capital Balance of the General Partner.


         1.10 Law. The Uniform  Limited  Partnership Act of the State of Florida
              ---
in effect from time to time during the term hereof.

         1.11  Limited  Partner.  The Limited  Partners  hereunder  and any such
               ---------------
persons admitted to the Partnership as substituted Limited Partners.

         1.12 Limited Partners' Capital. The total of the Capital Balance of all
              -------------------------
Limited Partners.

         1.13 Limited Partner Percentage.  In respect of any Limited Partner the
              --------------------------
percentage obtained by converting to a percentage the fraction having the Initial Capital Contribution of such Limited Partner as its numerator and having the Limited Partners' Capital as its denominator.

         1.14 Net Cash Flow. Net Cash Flow of the Partnership, with respect to a
              -------------
fiscal period, shall mean Net Income of the Partnership for such period, reduced by (i) any repayments of principal on loans of the Partnership, (excluding General Partner's Loans, the principal amounts of which are payable out of Net Cash Flow as stated in Article VIII hereof), (ii) any capital expenditures and prepaid expenses to the extent not included in the determination of Net Income,
(iii) any Net Sale Proceeds to the extent included in the determination of Net Income, and (iv) reasonable additions to a reserve, (as determined in the sole discretion of the General Partner); and increased by any receipts by the Partnership which are not included in the determination of Net Income.

         1.15 Net  Income.  Net Income of the  Partnership  with  respect to any
              -----------
fiscal period shall mean the excess of the gross sales for such period over all operating

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expenses for such period,  as those terms are defined  herein,  determined on an accrual basis and determined without regard to amounts deducted by the Partnership for cost recovery of tangible assets or amortization of capitalized or other capital accounts.

         1.16 Net Loss. Net Loss of the  Partnership  with respect to any fiscal
              --------
period shall mean that excess of all operating expenses for such period over the gross sales for such period, as those terms are defined herein, determined on an accrual basis and determined without regard to amounts deducted by the Partnership for cost recovery of tangible assets or amortization of capitalized expenditures or other capital accounts.

         1.17 Net Sale Proceeds.  The proceeds  realized by the Partnership upon
              -----------------
the sale, exchange or other disposition of all or any substantial part of the Partnership property, net of expenses incident to such sale, the payment of any Partnership indebtedness secured by or related to any such assets and satisfaction of any right of any creditor of the partnership (other than a Partner) to receive such proceeds.

         1.18 Participation  Percentage.  Throughout the term of this Agreement,
              -------------------------
the Participation Percentage of the Limited Partners is fifty percent (50%) (allocated to each Limited Partner in proportion to his Limited Partnership Percentage) and the Participation Percentage of the General Partner is fifty percent (50%).

         1.19 General Partner's Loans. All amounts loaned by the General Partner
              -----------------------
to the Partnership pursuant to Section 3.5 hereof.

         1.20 Subscription  Agreement.  The Instrument by which each prospective
              -----------------------
Limited Partner agrees to purchase Units.

         1.21 Substitute Limited Partner. A person admitted to all of the rights
              --------------------------
of a Limited Partner who has died or assigned his interest in the Partnership, or in the case

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of  a  Limited  Partner  that  is a  partnership,  joint  venture,  association, corporation or trust, that has been dissolved or assigned its interest in the Partnership.

         1.22 Unit. A Unit means an interest of a Limited Partner in the Limited
              ----
Partners' Capital of the Partnership with an original subscription value of $5,000.00.

                                   ARTICLE II
                             THE LIMITED PARTNERSHIP
                             -----------------------

         2.1 Formation of  Partnership.  The parties hereto agree to form and by
             -------------------------
execution of this Agreement do hereby enter into a limited partnership pursuant to Chapter 620, et seq., of the Florida Statutes, entitled "Uniform Limited Partnership Act" ("Law") which Law shall govern the rights and liabilities of the parties hereto, except as otherwise herein expressly stated.

         2.2 Partnership Name. The name of the Partnership is CIC INVESTORS #50,
             ----------------
LTD. The General Partner, in its sole discretion, may change the name of the Partnership at any time and from time to time. The General Partner and the Limited Partners hereto shall promptly execute and the General Partner shall file and record with the proper offices in each state, including any political subdivision thereof, in which the Partnership does, or elects to do, business and publish such certificates or other statements or instruments as are required by the Limited Partnership Law, Beverage Regulations, Fictitious Name Law, Assumed Name Law or any other similar statute in effect from time to time in such state or political subdivision in order to validly conduct the business of the Partnership therein as a limited partnership.

         2.3 Character of Business and Purpose of the Partnership.  The business
             ----------------------------------------------------
and purpose of the Partnership shall be to own, renovate and operate a restaurant located

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at 17185 Pines  Boulevard,  Pembroke  Pines,  Broward  County,  Florida and most recently operating as "BROOK'S & BAILEY'S", (the "Business"), but specifically excludes any interest of any kind in the property owned by the landlord.

         2.4 Principal Place of Business. The principal place of business of the
             ---------------------------
Partnership shall be at 5059 NE 18th Avenue, Fort Lauderdale, Florida 33334. The General Partner may change the principal place of business or establish such other place or places of business for the Partnership as it may, from time to time, deem necessary or appropriate, provided however, that the General Partner shall give the Limited Partners notice of any change of address of the principal place of business of the Partnership at least ten (10) days prior to any such change.

         2.5 Term of  Partnership.  The  Partnership  shall commence on the date
             --------------------
that this Agreement has been filed in accordance with the provision of the Law and shall continue until the earlier of the following:

         (i) Failure of the Partners to have a liquor license issued for the Business by the Division of Alcoholic Beverages and Tobacco within one (1) year of the date of this Agreement; or

         (ii) Revocation of the liquor license for the Business by the Division of Alcoholic Beverage and Tobacco followed by the inability of the Partners, after the exercise of their best efforts, to cause such liquor license to be reinstated within a ninety (90) day period; or

         (iii)    Dissolution  or  termination  pursuant  to the  provisions  of
                  Article X of this Agreement.

         2.6      Names and Residences of Partners.
                  --------------------------------

                  A.       The name and address of the General Partner is:

                           Flanigan's Enterprises, Inc.
                           5059 NE 18th Avenue
                           Fort Lauderdale, Florida 33334

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

                  B. The names and places of residences of the Limited Partners are set forth on the signature pages attached hereto together with those persons who may, from time to time, be admitted by the General Partner as Substitute Limited Partners in accordance with the terms of this Agreement.

         2.7 Nature of Partners' Interests. The interests of the Partners in the
             -----------------------------
Partnership shall be personal property for all purposes. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be owned by the Partnership as an entity and no Partner, individually, shall have any ownership of such property.

         2.8  Non-Partition.  No Partner shall be entitled to seek  partition of
              -------------
any Partnership property.

                                   ARTICLE III

                             CAPITAL CONTRIBUTIONS;
                        ADDITIONAL CAPITAL CONTRIBUTIONS;
                          GENERAL PARTNER'S LOANS; AND
                  REIMBURSEMENT OF EXCESS CAPITAL CONTRIBUTION
                  --------------------------------------------

         3.1  General  Partner.  The General  Partner  shall  contribute  to the
              ----------------
Partnership cash in an amount equal to one percent (1%) of the total Initial Contributions of the Partners and other property as set opposite its name on the signature page attached to this Agreement.

         3.2 Limited  Partners.  The Limited Partners' Capital shall be measured
             -----------------
in terms of Units and a Limited Partner shall contribute $5,000.00 for each Unit purchased. Each Limited Partner shall purchase a minimum of one (1) Unit. Each Limited Partner shall contribute to the Partnership as his Initial Capital Contribution an amount equal to the amount of his Capital Commitment as set forth in the Subscription Agreement executed by him and set opposite his name on the signature page attached to this

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

Agreement. The amount of Capital Commitment shall be paid in cash by the Limited Partner upon execution and delivery of the Subscription Agreement.

         3.3 Capital Accounts. The Partnership will maintain for each Partner an
             ----------------
account to be designated "Capital Account", to which will be added the Partner's Initial Capital Contribution, Additional Capital Contributions and distributive share of the profits of the Partnership, and against which will be deducted the Partner's distributive share of the losses of the Partnership and all distributions made to the Partner. A Partner's Capital Account may, at any point in time, be the same as or different from such Partner's Capital Balance and may have a negative balance resulting from the Partner's share of distributions and losses in excess of the Partner's Initial Capital Contribution and Additional Capital Contributions.

         3.4  Use of  Capital  Contributions  and  Loans.  The  Initial  Capital
              ------------------------------------------
Contributions of the Partners, all proceeds of Partnership borrowings, and any Additional Capital Contributions or General Partner's Loans made pursuant to this Agreement, shall be used to change and convert the business premises of the Business to the General Partner's "Flanigan's Seafood Bar and Grill" restaurant concept and as working capital.

         3.5      Additional Capital Contributions and General Partner's Loans.
                  ------------------------------------------------------------

                  A. Other than as expressly set forth in this Article III, no Limited Partner shall be required or permitted to make any Additional Capital Contributions, Partner's Loans, or other contributions, loans or advances to the Partnership; however, the General Partner may make, in its sole discretion, Additional Capital Contributions, Loans, or advances to the Partnership.

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

                  B. If the General Partner advances any funds to the Partnership after the date of this Agreement (except in the case of Additional Capital Contributions), such advances will be treated as General Partner's Loans, will not increase the General Partner's Participation Percentage, and the amount thereof will be a debt due from the Partnership to the General Partner, entitled to the priorities described in Sections 8.1 and 8.2 hereof, to be repaid with such interest as provided.

         3.6 Withdrawal of Capital.  Prior to the dissolution and liquidation of
             ---------------------
the Partnership, no Partner shall have the right, during the term of the Partnership, to require the return of all or any portion of his Initial Capital Contribution, except that distributions made in accordance with Article VIII may represent in whole or in part a return of capital. Upon any return of partnership capital this Agreement shall be amended as provided by the Law.

         3.7  Interest on Capital  Contributions.  No interest  shall be payable
              ----------------------------------
with respect to any capital contributed to the Partnership.

         3.8 No Priority Among Limited  Partners.  No Limited Partner shall have
             -----------------------------------
any priority over any other Limited Partner as to the return of his Initial Capital Contribution or as to compensation by way of income or as to allocation of profits and losses or distributions of cash.

         3.9 Excess Capital  Contribution.  In the event that the cost to change
             ----------------------------
and convert the business premises of the Business, including both cash and the fair market value of any property contributed in kind, reasonable reserves and organizational costs hereof do not equal or exceed Two Million Three Hundred Fifty Thousand Dollars ($2,350,000.00), any excess shall be returned to the Limited Partners, pro-rata, as a

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

partial refund of their Initial Capital Contribution. Upon any return of partnership capital, this Agreement shall be amended as required by Law.

                                   ARTICLE IV
                                LIMITED PARTNERS
                                ----------------

         4.1 Limited Liability of Limited Partners.  No Limited Partner shall be
             -------------------------------------
liable for any of the losses, debts or obligations of the Partnership beyond the amount of his Capital Commitment or be required to contribute any capital beyond his Capital Commitment, or be required to lend any funds to the Partnership, except that a Limited Partner may be required by law to return any or all of that portion of his Initial Capital Contribution which has been distributed to him, with interest, if necessary to discharge Partnership liabilities to all creditors who extended credit or whose claims arose prior to such return of capital.

         4.2  Restrictions on Limited Partners.
              --------------------------------

         A. No Limited Partner shall participate in the management and control of the business of the Partnership, transact any business for the Partnership, or attempt to do so; and

         B. No Limited Partner shall have the power to represent, sign for or bind the General Partner or the Partnership.

         4.3 Rights and Powers of Limited Partners.
             -------------------------------------

         A. Any Limited Partner may engage in or own an interest in any other business ventures which may be engaged in the same or similar businesses as that of the Partnership.

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

         B. Each Limited Partner shall be entitled to participate in meetings regarding the affairs of the Partnership and to do all other things with respect to the business and affairs of the Partnership permitted by the Law.

         4.4 Admission of Additional  Limited  Partners.  No additional  Limited
             ------------------------------------------
Partners shall be admitted to the Partnership; provided however, that the General Partner may admit Substitute Limited Partners at any time pursuant to
Article IX.

                                    ARTICLE V
                                 GENERAL PARTNER
                                 ---------------

         5.1   Rights and Powers.
               -----------------

         A. The General Partner shall have the full and exclusive discretion, right and power to manage, control and operate the Partnership and to do all things necessary to operate the Business. The General Partner shall change and convert the existing facility to its "Flanigan's Seafood Bar and Grill" restaurant concept. During the term of this Agreement and while the General Partner continues to act in the capacity of General Partner of the Partnership, and while the Partnership continues to pay a servicemark fee equal to three (3%) percent of gross sales from the Business, as provided in Section VII hereof, but not thereafter, the General Partner shall permit the Partnership to use the servicemark "Flanigan's Seafood Bar and Grill" for the Business and shall supervise the day to day operation of the same under the same format and standards as used in its existing "Flanigan's Seafood Bar and Grill" restaurants. The Business shall include exclusive management of the restaurant located within the business premises for the service of lunch and dinner each day.

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

         B. The General Partner is specifically authorized and empowered, on behalf of the Partnership, and without any further consent of the Limited Partners, to do any act or execute any document or enter into any contract or any agreement of any nature necessary or desirable, in the sole discretion of the General Partner, in pursuance of the business and purposes of the Partnership, including but not limited to the operation of the Business. Without limiting the generality of the foregoing, and subject to the provisions of
Section 5.2, the General Partner shall have the following rights and powers to act on behalf of the Partnership, which it may exercise at the cost, expense and risk of the Partnership:

         (i) Purchase such furniture, fixtures and equipment and make such leasehold improvements as are required by the General Partner for the renovation of the business premises of the Business.

         (ii) Place record title to, or the right to use, the property or other assets of the Partnership in the name or names of a nominee or nominees for any purpose convenient or beneficial to the Partnership.

         (iii) Execute contracts, leases, licenses, options to lease or purchase, rental agreements, concession agreements, use agreements and the like, of and with respect to Partnership property.

         (iv) Make elections under the tax laws of the United States or any state as to the treatment of Partnership income, gains, loss, deduction and credit, and as to all relevant matters.

         (v) Provide or contract for such management services as may be required for the operation of the Business, including but not limited to full payroll services, all accounting and bookkeeping services for the operation of the Business, as an expense of the Business, (including the preparation and forwarding of monthly sales tax returns, monthly liquor excise taxes and annual federal partnership returns), and prompt payment of all bills incurred in the normal operation of the Business.

         (vi)     Establish overall business policy and objectives.

         (vii) Provide overall executive supervision of operations of the Business.

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

         (viii) Generally supervise employees and others performing services for the benefit of and in the operation of the Business.

         (ix) Provide advise and arrange for advertising, display and sales promotion of the Business.

         (x) Oversee the operation of the Business in the areas of management, sales and purchasing.

         (xi)     Arrange for the  supervision  of the daily  operations  of the
                  Business with responsibility for (1) hiring and firing employees and other service personnel, (2) salary administration and compensation policies, (3) incentive programs, (4) inventory purchase and control, (5) pricing of all goods and services, (6) business procedures, and (7) controlling daily operational expenses.

         (xii) Keep the Business insured against liability claims arising out of the operation of the restaurant, as an operating expense of the Business, with insurance coverage in an amount not less than One Million Dollars ($1,000.000.00), combined single limit, including liquor liability and products liability. The General Partner shall cause the Partnership, itself and the landlord of the business premises, to be named as additional insureds on the liability insurance policy and provide the Partnership, itself and the landlord of the business premises with Certificates of Insurance as evidence of its compliance with the provisions hereof.

         (xiii) Purchase and maintain worker's compensation insurance for the employees of the Business, as an operating expense of the Business.

         (xiv) Keep the business premises reasonably insured against damage by fire and other casualty and maintain insurance in accordance with the provisions of the Lease for the business premises. The General Partner shall cause the Partnership, itself and the landlord of the business premises to be named as additional insureds on the property insurance policy and provide the Partnership, itself and the landlord of the business premises with Certificates of Insurance as evidence of its compliance with the provisions hereof.

         (xv) Keep the personal property, fixtures and equipment of the Business reasonably insured against damage by fire and other casualty, in an amount equal to its highest insurable value, with replacement cost endorsement, as an expense of the Business.

         (xvi) Keep the Business reasonably insured against loss of business due to fire and other casualty with business interruption insurance, in an amount to be determined by the General Partner, as an expense of the Business.

         (xvii) Arrange and pay all charges for telephone services, all utilities, including without limitation, electrical, gas and water, and cable or other electronic transmission necessary for operation of the Business, as an expense of the Business.

         (xviii) Arrange for trash collection and removal from the Business, as an expense of the Business.

         (xix) Make all normal repairs and replacements to the kitchen equipment and interior, external, non-structural and structural repairs and replacements of the Business and the business premises, in order to keep the same in good condition and good working order to the extent that the General Partner deems it necessary and in accordance with the provisions of the Lease for the business premises.

         (xx) To pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership.

         (xxi) To borrow money for any Partnership purpose and to make all required payments of principal and interest with respect thereto.

         (xxii) To timely comply with and abide by all of those obligations, terms, covenants and conditions imposed upon the Partnership as tenant of the Lease for the business premises of the Business, including but not limited to the timely payment of rent, as an expense of the Business.

         (xxiii) To promptly comply with, execute and fulfill all governmental statutes, ordinances and regulations applicable to the Partnership in connection with the Business, including without limitation, all orders and requirements imposed by the Board of Health, sanitation, fire and police departments including without exception those for the correction, prevention and abatement of nuisances in or upon or connected with the business premises of the Business, as an expense of the Business.

         The General Partner shall be responsible for the procurement and hiring of all employees, agents and independent contractors required for on site operation on a day to day basis including, but not limited to, a manager. The General Partner shall control all of the day to day operations of the Business and shall handle all negotiations, complaints, objections and other matters involving the operation of the Business, the patrons of the Business, and the employees and staff or any sublessee of or operator of

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

any portion of the Business in connection with activities at the Business. The General Partner shall hire, instruct, maintain and supervise personnel to properly staff the Business and shall maintain the Business, the interior, exterior, non-structural and structural portions of the building it occupies, its fixtures and its premises in a reasonable manner and condition, keeping it clean and serviceable, including arranging for janitorial services as an expense of the Business. The General Partner shall have the full responsibility to collect for all services and sales from the Business, except as hereinafter provided, to daily deposit all receipts in bank account(s) designated by the General Partner, shall arrange for advertising for the Business to the extent deemed desirable by the General Partner and maintain all necessary licenses, including liquor license, and permits required in connection with the operation of the Business. The cost of such activities, including license renewal fees, incurred for the Business shall be borne by the Business.

         In discharging the foregoing duties, the General Partner shall act and conduct the Business in a reasonable manner. In order for the General Partner to have the greatest opportunity to discharge such duties and to maximize profits from the Business, the Limited Partners shall cooperate fully with the General Partner and shall promptly provide the General Partner with all information and assistance as the General Partner may reasonably request pursuant to this Agreement. The General Partner shall devote such time to the Business as, in its judgment, the supervision of the Business shall reasonably require, but shall not be obligated to do or perform any act or thing in connection with the Business not expressly set forth herein.

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

         5.2 Certain Limitations. In addition to other acts expressly prohibited
             -------------------
by this Agreement or by the Law, the General Partner shall not have any authority to:

         A. Do any act in contravention of this Agreement;

         B. Do any act which would make it impossible to operate the Business or to otherwise carry on the ordinary business of the Partnership or any phase thereof, except as expressly provided in this Agreement;

         C. Assign the rights of the Partnership in specific property for other than a Partnership purpose;

         D. Admit a person or entity as a General Partner or as a Limited Partner, except as otherwise provided in this Agreement;

         E. Knowingly or willingly do any act which would cause the Partnership to become an association taxable as a corporation;

         5.3 Contracts with Affiliates. Except as herein specified, all services
             -------------------------
which the General Partner is not obligated to perform under the terms of this Agreement and the materials necessary for the operation of the Business may be provided by the General Partner, or any entity affiliated with the General
Partner, and the General Partner shall be compensated for such services or materials on such terms and conditions no less favorable than those obtainable in the marketplace, and such amounts shall be deemed to be operating expenses of the Business.

         5.4 Liability of General  Partner.  The General Partner shall be liable
             -----------------------------
to the Limited Partners for willful misconduct, bad faith or gross negligence, but shall not be liable for errors in judgment or for any acts or omissions that do not constitute willful misconduct, bad faith or gross negligence. In all transactions for or with the

Partnership, the General Partner shall act in good faith and for the benefit of the Partnership. The Limited Partners shall look solely to the assets of the Partnership for the return of their Initial Capital Contributions and if the assets of the Partnership remaining after payment or discharge of the debts and liabilities of the Partnership are insufficient to return such Initial Capital Contributions, they shall have no recourse against the General Partner for such purpose. The doing of any act or the failure to do any act by the General
Partner, the effect of which may cause or result in loss or damage of the Partnership, if done pursuant to advise of legal counsel or accountants employed by the General Partner on behalf of the Partnership, shall be conclusively presumed not to constitute willful misconduct, bad faith or gross negligence on the part of the General Partner.

         5.5 Indemnification. The General Partner, including any employee of the
             ---------------
General Partner, shall not be liable for, and to the extent of its assets, the Partnership shall indemnify the General Partner or any such employee, against liabilities arising out of their activities as or for the General Partner resulting from errors in judgment or any acts or omissions, whether or not disclosed, unless caused by willful misconduct, bad faith or gross negligence; provided, however, that this provision shall not constitute a waiver by the Limited Partners of any rights it may have under applicable securities laws.

                                   ARTICLE VI
                        ALLOCATION OF PROFITS AND LOSSES
                        --------------------------------

         6.1 General.  All Partnership items of income,  gain, loss,  deduction,
             -------
credits, or tax preference items, (the "Tax Incidents"), shall be determined as of the end of each fiscal year. As between a Partner and his transferee, Tax Incidents for any fiscal year (or portion thereof, as the case may be) shall be apportioned in accordance with the ratio that the number of days in the Partnership fiscal year prior to the effective date of transfer bears to the number of such days thereafter (including the effective date of the transfer).

         6.2      Allocation.   The Tax Incidents shall be allocated as follows:
                  ----------

         A. Cost recovery deductions, amortization expense (including amortization of organizational expenses, start up costs, intangible assets, or other capital accounts), investment tax credits (including recapture of investment tax credits), and tax preference items shall be allocated ninety-nine percent (99%) to the Limited Partners and one percent (1%) to the General Partner (in proportion to each Partner's Initial Capital Contribution), if incurred with respect to the expenditure by the Partnership of the aggregate Initial Capital Contributions of the Partners, (which shall be deemed expended prior to any other amounts available to the Partnership), otherwise to the Partners in accordance with their respective Participation Percentages.

         B. Gains and losses from (i) sale, exchange or other disposition of all or any substantial part of the Partnership property, or (ii) from liquidation of the Partnership property following dissolution, as the case may be, shall be allocated on an asset by asset basis, as follows:

         (1) Gains, to the extent of cost recovery deductions or amortization expense claimed by the Partnership with respect to the particular Partnership assets which are sold, exchanged or otherwise disposed of, shall be allocated ninety-nine percent (99%) to the Limited Partners and one percent (1%) to the General Partner (in proportion to each Partner's Initial Capital Contribution), if realized with respect to an asset acquired by the Partnership through the expenditure of the aggregate Initial Capital Contributions of the Partners, (which shall be deemed expended prior to any other amounts available to the Partnership), otherwise to the Partners in accordance with their respective Participation Percentages;

         (2) Gains in excess of cost recovery deductions or amortization expense claimed by the Partnership with respect to the particular Partnership assets which are sold, exchanged or otherwise disposed of, shall be allocated to all Partners in the same proportion that the Partners actually receive distributions of proceeds from Net Sale Proceeds as provided in Section 8.2 hereof, (except distributions pursuant to Section 8.2(a)); and

         (3) All losses shall be allocated ninety-nine percent (99%) to the Limited Partners and one percent (1%) to the General Partner (in proportion to each Partner's Initial Capital Contribution), if realized with respect to an asset acquired by the Partnership through the expenditure of the aggregate Initial Capital Contributions of the Partners, (which shall be deemed expended prior to any other amounts available to the Partnership), otherwise to the Partners in accordance with their respective Participation Percentages.

         C. All Tax Incidents other than those specifically allocated by subparagraph (A) and (B), ("Other Tax Incidents"), shall be allocated to the Partners in the same proportion that the Partners actually receive in that same fiscal year cash distributions from Net Cash Flow as provided in Section 8.2 hereof, (except cash distributions pursuant to Section 8.2(a)), (the "Cash Distributions"), provided nevertheless as follows:

         (1) Other Tax Incidents shall be allocated in any fiscal year to the Partners so receiving Cash Distributions in the same proportion that such Cash Distributions actually are received only if such Cash Distributions actually distributed equal or are greater than the Partnership's Net Income for the same fiscal year;

         (2) To the extent the Partnership's Net Income for that same fiscal year exceeds such Cash Distributions, Other Tax Incidents shall be allocated to the Partners in accordance with their respective Participation Percentages, except that
                  (i) Net Income, in an amount equal to Cash Distributions actually received, shall be allocated to the Partners so receiving such Cash Distributions in the same proportion that such Cash Distributions actually are received, and (ii) any excess of Net Income over Cash Distributions actually received shall be allocated to the Partners in accordance with their respective Participation Percentages;

         (3) In the absence of any such Cash Distributions the Other Tax Incidents shall be allocated to the Partners in accordance with their respective Participation Percentages; and

         (4) Notwithstanding clauses (1) and (2) of this Subparagraph (C), Net Loss, (whether or not Cash Distributions are actually made), shall be allocated to the Partners in accordance with their respective Participation Percentages.

                                   ARTICLE VII
                                   ACCOUNTING
                                   ----------

         7.1 Accounting and  Bookkeeping.  The General Partner shall prepare and
             ---------------------------
keep, for a period of not less than three (3) years, generally accepted accounting records, including cash registers having cumulative totals, bank books and duplicate deposit slips, records showing inventories and receipts of merchandise and other records from the operation of the Business which would normally be required to be kept or examined by an independent accountant pursuant to generally accepted auditing standards. The Limited Partners shall at all times during normal business hours have free access to and the right to inspect and copy the accounting records of the Business and/or Partnership, at the principal place of business of the Partnership.

         The General Partner, as an expense of the Business, shall prepare for the Partnership and provide the Limited Partners with a complete monthly accounting of the operation of the Business on a form similar to that attached hereto as Exhibit "C", within thirty (30) days of the end of each month during the term hereof. The monthly report shall also contain a statement of cumulative gross sales from the operation of the Business for the current year of this Agreement for purposes of determining any distributions pursuant to Article VIII below. The General Partner shall also provide copies of such other accounting records as may be reasonably requested by the Limited

Partners and the Limited Partners may inspect the originals thereof at any reasonable time.

         The General Partner shall mail within seventy five (75) days after the close of each fiscal year, an annual report to the Limited Partners, which annual report shall constitute the accounting of the Partnership for such year. The annual report shall contain unaudited financial statements, certified by the Treasurer of the General Partner as accurate and correct, and shall otherwise be in such form and have such content as the General Partner deems proper. Such annual report shall include from every source, including net gains from disposition or sale of Partnership properties.

         Subject to the right of the Limited Partners to receive their share of the distributions pursuant to Article VIII hereof, all receipts from the operation of the Business, deposited into an account of the Partnership and/or the General Partner at a bank designated by the General Partner, shall only be withdrawn upon the direction of the General Partner, but cannot be unreasonably withheld. The Partners anticipate that payment of liquor purchases, payroll and general operations may be made from one or more additional accounts at one or more banks, selected by the General Partner. Funds from those accounts shall only be withdrawn by or at the direction of the General Partner.

         7.2  Fiscal  Year and  Method of  Accounting.  The  fiscal  year of the
              ---------------------------------------
Partnership shall be a calendar year and the books of the Partnership for income tax and accounting purposes shall be kept on the accrual method. All financial determinations hereunder made by the General Partner with respect to the calculation of profits and losses, all distributions pursuant to Article VIII and other accounting decisions shall be determined by the General Partner in accordance with generally accepted accounting principles consistently applied by the General Partner in making said determinations.

         7.3 Audit. The Limited Partners shall have the right from time to time,
             -----
upon two (2) business days prior notice to the General Partner, to cause a complete audit to be made of the business affairs conducted at the Business, and all of the books and records referred to in Article VII hereof. Such audit shall be performed by any person designated, selected and paid for by the Limited Partners, except as otherwise provided herein. The General Partner shall make all records and books relevant in any manner to the operation at the Business and/or Partnership available for audit at 5059 NE 18th Avenue, Fort Lauderdale, Florida 33334. If the results of such audit show that the "Net Income" for any month or year have been understated, the General Partner shall immediately pay to the Limited Partners the additional amount due and if such understatement amounts to three percent (3%) or more of "Net Income", then the General Partner shall pay the cost of such audit, in addition to any deficiency payment required. If the audit shows that the General Partner has overpaid or the Limited Partners have received overpayment of any amount, the Limited Partners shall immediately repay such amount to the General Partner. Any accounting deficiencies revealed by such audit, which accounting deficiencies shall be defined as any accounting practices not in accordance with generally accepted accounting principles consistently applied, shall be corrected by the General Partner within fifteen (15) days of its receipt of notice of such deficiency.

         7.4 Definitions.
             -----------

         A. "Gross Sales" shall mean the gross income, price, money, cover charges, or other consideration charged or received from the operation of the Business, whether in cash, on credit, barter, exchange, or otherwise.

         Gross sales as used herein shall not include, and the General Partner shall deduct from its calculations of gross sales, to the extent it has been included:

         (i) Any sales or excise tax imposed by any governmental authority upon customers and added to the price of a sale or service and collected from the customer and in turn paid to such governmental authority;

         (ii) The amount of any credit or refund for any merchandise returned or exchanged or any allowance made for loss of or damage to merchandise sold but not in excess of original cost and only to the extent that it was previously included in the calculation of gross sales;

         (iii)    Fees or discounts paid to bona fide credit card agencies;

         (iv) Amounts paid to third party vending machine and coin operated devise operators as their share of proceeds from such machines and device; and

         (v) Complimentary and/or discounted sales made at the direction of the General Partner, including but not limited to discounted sales to the employees of the Business.

         B. "Operating Expenses" shall mean all cash expenses and liabilities incurred in the operation of the Business, and shall include, by way of example and without limitation hereby, rent, servicemark fee, personal property taxes on personal property, fixtures and equipment used in the Business; liability insurance; real estate taxes; hazard insurance; trash collections; cleaning services; accounting and bookkeeping fees; advertising; telephone charges; utilities, including but not limited to electric, water and gas; cable; salaries for personnel employed at the business premises only; repairs and maintenance of kitchen equipment, furniture, fixtures, equipment and personal property used in the Business; repairs and maintenance of the interior and exterior of the business premises; cost of inventory; liquor license renewal fees; but excluding any allocation of salaries and expenses of "off-site" personnel of the General Partner.

         7.5      Tax Matters.
                  -----------

         A. The General Partner shall cause, as a part of its bookkeeping and accounting responsibilities, to be prepared and filed all income tax returns for the Partnership on an accrual basis. Necessary tax information shall be provided to the Limited Partners.

         B. In connection with the assignment of a Limited Partner's interest in the Partnership permitted by Article X hereof, the General Partner, (in its sole discretion), shall have the right, but shall not be obligated, on behalf of the Partnership and at the time and in the manner provided by Section 754 of the Code, (or any successor section thereto), and the Regulations thereunder, to make an election to adjust the basis of Partnership property in the manner provided in Sections 734(b) and 743(b) of the Code, (or any successor sections thereto).

         7.6 Contracting for Accounting Services.  The General Partner shall, as
             -----------------------------------
an expense of the Business, provide the accounting and bookkeeping services provided in this Article VII at the same rate charged to its other franchisees.

                                  ARTICLE VIII
                                  DISTRIBUTIONS
                                  -------------

         8.1 Distributions of Net Cash Flow. All Net Cash Flow, if any, realized
             ------------------------------
by or available to the Partnership shall first be applied or added to a reasonable reserve retained for working capital needs or to provide funds for contingencies and expenses of the Partnership, (all as determined in the sole discretion of the General Partner or as required by any loan agreement or instrument of the Partnership), and the balance, if any, shall be distributed, (from time to time in the sole discretion of the General Partner, but in the event, no less frequently than quarterly), in the following order of priority to the extent available:

         A. To the General Partner in repayment of the entire principal amounts of any outstanding General Partner's loans, together with all accrued but unpaid interest thereon, first on account of interest accrued thereon and then on account of the principal amounts thereof;

         B. To the General Partner in reduction of its then outstanding Additional Capital Balance;

         C. To the Limited Partners, until such time as the Limited Partners have received the aggregate sum of Two Million Three Hundred Fifty Thousand Dollars ($2,350,000.00), which aggregate sum shall be reduced by an amount equal to the amount of initial working capital returned by the Partnership to the Limited Partners, a sum equal to the amount necessary to increase the aggregate distribution to the Limited Partners for the fiscal year to Five Hundred Eight Seven Thousand Five Hundred Dollars ($587,500.00) shall be paid to the Limited Partners. Thereafter, any remaining amounts shall be distributed to the Partners in accordance with their respective Participation Percentages; and

         D. Once the Limited Partners have received the aggregate sum of Two Million Three Hundred Fifty Thousand Dollars ($2,350,000.00), which aggregate sum shall be reduced by an amount equal to the amount of initial working capital returned by the Partnership to the Limited Partners, any remaining amounts shall be distributed to the Partners in accordance with their respective Participation Percentages.

         8.2 Distributions of Net Sale Proceeds.  All Net Sale Proceeds, if any,
             ----------------------------------
realized by or available to the Partnership shall first be applied or added to a reasonable reserve or escrow account retained to provide funds for contingencies and expenses of the Partnership, (all as determined by the General Partner or as required by any loan, escrow or other agreement or instrument of the Partnership), and the balance, if any, shall be distributed in the following order of priority to the extent available:

         A. To the General Partner, in repayment of the entire principal amounts of any outstanding General Partner's loans, together with all accrued but unpaid interest thereon, first on account of interest accrued thereon and then on account of the principal amounts thereof;

         B. To the General Partner in reduction of its then outstanding Additional Capital Balance, except as provided in Subparagraph E. of this section;

         C. To the Partners in reduction of their then outstanding Capital Balances, (in proportion to the respective amounts of any such Capital Balances), except as provided in Subparagraph E. of this section;

         D. Any remaining amounts (i) fifty one percent (51%) thereof to the Limited Partners and (ii) forty nine percent (49%) to the General Partner; and

         E. Notwithstanding anything to the contrary in the above priority order, if there is an insufficient balance available to fully return to each Partner an amount equal to his then outstanding Capital Balance, the balance, if any, shall be distributed to the

Partners in proportion to the combined amount of their then outstanding Capital Balance.

                                   ARTICLE IX
                        TRANSFER OF PARTNERSHIP INTERESTS
                        ---------------------------------

         9.1   General Partner.
               ---------------

         A. The General Partner shall not sell, assign, or otherwise dispose of all or any portion of its interest as General Partner in the Partnership, or enter into any agreement as a result of which any person, firm or corporation shall become interested with it in its interest in the Partnership without the prior consent in writing of the Limited Partners. No person shall be admitted as a substitute or additional General Partner without the prior written consent of the General Partner and the Limited Partners as set forth herein. The General Partner may not retire or withdraw as a General Partner unless it designates a nominee willing to serve as a General Partner which shall be an individual or corporation having the capacity to serve as such and who is able to meet any requirements then imposed by the Code or any rulings or regulations thereunder with respect to general partners or limited partnerships in order that the Partnership not become an association taxable as a corporation. Subject to the foregoing, the General Partner shall give the Limited Partners at least ninety
(90) days notice of its proposed retirement or withdrawal as General Partner, in which event the Partnership shall be dissolved and terminated as provided in
Article X hereof unless the Limited Partners select a new General Partner within said ninety (90) day period. Such new General Partner may be, but need not be, the nominee designated by the retiring or withdrawing General Partner.

         B. The General Partner shall immediately be removed and cease to be a General Partner upon the dissolution of the General Partner.

         9.2 Substitute  Limited Partner. A Limited Partner or the transferee of
             ---------------------------
a Limited Partner may transfer all, but not a part of his Unit(s) to a Substitute Limited Partner provided:

         A. That the transferee, if an individual, is at least 21 years of age;

         B. That the transferee executes an instrument satisfactory to the General Partner accepting and adopting the provisions and agreements set forth herein and pays any reasonable expenses in connection with his admission as a Substitute Limited Partner; and

         C. That the General Partner shall consent to such transfer, which consent may be given or withheld in the General Partner's sole discretion, and shall be withheld if:

         (1) In the opinion of counsel for the Partnership such transfer would result in the close of the Partnership's taxable year with respect to all Partners, in the termination of the Partnership within the meaning of Section 708(b) of the Code, or in the termination of its status as a partnership under the Code; or

         (2) In the opinion of such counsel such transfer would be in violation of the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction.

         9.3 Death, etc. of a Limited Partner. Upon the death, bankruptcy, legal
             --------------------------------
incompetency or insolvency of a Limited Partner, (or, in the case of a Limited Partner that is a partnership, joint venture, association, corporation or trust, the dissolution of such Limited Partner), the personal representative, guardian or other successor in interest of such Limited Partner shall have the right of the Limited Partner for the sole purpose of settling the estate of such person pursuant to the provisions of
Section 9.2, but such assignee may become a Substitute Limited Partner in the Partnership only in accordance with the provisions of Section 9.2.

         9.4  Effective  Date of Transfers.  Permissible  transfers of a Limited
              ----------------------------
Partner's Units shall be effective for purposes of allocations of distributions, profits and losses on the first day of the fiscal quarter following compliance with Section 9.2 and following amendment of this Agreement as required by the Law. Until such effective date, the General Partner may act and proceed as if no transfer had been made.

         9.5 Transfers Other Than in Accordance Herewith.  No transfers of Units
             -------------------------------------------
or any part thereof which is in violation of this Article IX shall be valid or effective, and the Partnership shall not recognize the same for the purposes of making allocations or distributions of profits, losses, return of Capital Contribution or other distribution with respect to such Units or part thereof. The Partnership may enforce this provision either directly or indirectly or through its agents by entering an appropriate stop-transfer order on its books or otherwise refusing to register or transfer or permit the registration or transfer on its books of any proposed transfers not in accordance with this
Article IX.

                                    ARTICLE X
                      DISSOLUTION AND SUCCESSOR PARTNERSHIP
                      -------------------------------------

         10.1  Dissolution of Partnership.  The  Partnership  shall be dissolved
               --------------------------
upon the earlier occurrence of any of the following events:

         A. The bankruptcy, insolvency, liquidation or dissolution of the General Partner;

         B. Upon the written consent of all Partners;

         C. The sale of all or substantially all of the assets of the Partnership;

         D. Pursuant to the provisions of Article II and IX hereof; or

         E. Otherwise by operation of law.

         10.2 Successor  Partnership.  If the  Partnership is dissolved or to be
              ----------------------
dissolved for any reason specified in Section 10.1, and any Limited Partner shall deliver to each of the other Limited Partners within thirty (30) days of such event, a written notice demanding that a meeting of Limited Partners be held at the principal place of business of the Partnership at the time set forth in such notice (which shall be not less than ten (10) nor more than thirty (30) days after the date of such notice) the Limited Partners shall hold such meeting. Limited Partners attending such meeting, either in person or by proxy, and having an aggregate Limited Partner Percentage of not less than one hundred percent (100%) may continue the business of the Partnership and reconstitute the Partnership as a successor limited partnership with a new General Partner having the capacity to serve as such and who is able to meet any requirements then imposed by the Code or any rulings or regulations thereunder with respect to general partners of limited partnerships in order that the Partnership not become an association taxable as a corporation. If such Limited Partners shall exercise such right to continue the business of the Partnership, the person appointed by them as the new General Partner and each of the Limited Partners shall execute, acknowledge and file a Limited Partnership Certificate and Agreement. The Limited Partnership Certificate and Agreement shall contain substantially the same provisions as those contained herein, except that the new General Partner shall be allocated such share of the profits, losses and distributions of the Partnership as the Limited Partners appointing such new

General Partner shall determine. Such new General Partner shall indicate his acceptance of the appointment by the execution of such Limited Partnership Certificate and Agreement.

         10.3  Procedure.  Unless the Business of the  Partnership  is continued
               ---------
pursuant to Section 10.2, upon the dissolution of the Partnership, the General Partner or the person required by law to wind up the Partnership's affairs shall cause the cancellation of this Agreement and shall liquidate the assets of the Partnership and apply the proceeds of such liquidation in the order of priority provided in Article VIII of this Agreement, unless the law requires distribution be made in a different order in which case the assets of the Partnership shall be distributed in accordance with the law.

                                   ARTICLE XII
                            LIMITED POWER OF ATTORNEY
                            -------------------------

         12.1  Appointment.  Each Limited Partner hereby makes,  constitutes and
               -----------
appoints the General Partner his true and lawful attorney-in-fact for him and in his name, place and stead and for his use and benefit, from time to time:

         A. To make all agreements amending this Agreement, as now or hereafter amended, that may be appropriate to reflect or effect, as the case may be, the following:

         (1) A change of the name or the location of the principal place of business of the Partnership;

         (2) The transfer or acquisition of any Units by a Limited Partner in any manner permitted by this Agreement;

         (3)      A  person  becoming  a  Substitute   Limited  Partner  of  the
                  Partnership as permitted by this Agreement;

         (4) A change in any provision of this Agreement effected by the exercise by any person of any right or rights hereunder;

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

         (5)      The dissolution of the Partnership pursuant to this Agreement;

         (6) Such amendments which are of an inconsequential nature and do not affect the rights of the Limited Partners in any material respect;

         (7) To execute such certificates, instruments and documents as may be required or may be appropriate in connection with the use of the name of the Partnership by the Partnership; and/or

         (8) To execute such certificates, instruments and documents as may be required, or as may be appropriate for the Limited Partner to make to reflect:

                  (a)      A  change  in the  name or  address  of such  Limited
                           Partner;

                  (b) Any changes in or amendments of this Agreement, or pertaining to the Partnership, of any kind referred to in this Section 12.1; and

                  (c) Any other changes in or amendments of this Agreement but only if and when the consent thereto has been obtained from the General Partner and Limited Partners, having the aggregate Limited Partnership Percentage required by Section 13.6 hereof.

         B. Each of the agreements, certificates, instruments and documents made pursuant to Section 12.1(A) shall be in such form as the General Partner and counsel for the Partnership shall deem appropriate. The powers conferred by
Section 12.1(A) to execute agreements, certificates, instruments and documents, shall be deemed to include without limitation the powers to sign, acknowledge, swear to, verify, deliver, file, record or publish the same.

         C. Each Limited Partner authorizes the General Partner as such attorney-in-fact to take any further action which the General Partner shall consider necessary or advisable in connection with any action taken pursuant to this Section 12.1 hereby giving the General Partner as such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about any action taken pursuant to this Section 12.1 as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that the General Partner as such attorney-in-fact shall lawfully do or cause to be done by virtue of this Section.

         12.2 Irrevocability;  Manner of Exercise. The power of attorney granted
              -----------------------------------
pursuant to Section 12.1:

         A. Is a special power of attorney coupled with an interest and is irrevocable;

         B. May be exercised by the General Partner as such attorney-in-fact by listing all of the Limited Partners executing any agreement, certificate, instrument or document with the single signature of the President or any Vice President of the General Partner acting as attorney-in-fact for all of them; and

         C. Shall survive the transfer by a Limited Partner of all or a portion of his interest in the Partnership, except that where the purchaser, transferee or assignee thereof with the consent of the General Partner is admitted as a Substitute Limited Partner, the power of attorney shall survive the transfer for the sole purpose of enabling such attorney-in-fact to execute, acknowledge and file any such agreement, certificate, instrument or document necessary to effect such substitution.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         13.1 Notices. All notices or other communications required or permitted
              -------
to be given pursuant to the Agreement shall in the case of notices or communications required or permitted to be given to Limited Partners, be in writing and shall be considered as properly given or made if personally delivered or if mailed by United States certified or registered mail, return receipt requested, postage prepaid, or if sent by prepaid telegram, and addressed to such Limited Partner's address for notices as it appears on the records of the Partnership, and in the case of notices or communications required or permitted to be given to the General Partner, shall be in writing and shall be considered as properly given or made if personally delivered or if mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the General Partner at the principal place of business of the Partnership. Any Limited Partner may change his address for notices by giving notice in writing, stating his new address for notices, to the General Partner, and the General Partner may change its address for notices by giving such notice to all Limited Partners. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such Partner's address for the purpose of all notices or other communications required or permitted to be given pursuant to the Agreement.

         13.2 Choice of Law. This  Agreement and all rights and  liabilities  of
              -------------
the parties hereto with reference to the Partnership shall be subject to, construed in accordance with and governed by the laws of the State of Florida. To the extent that any provision hereof is in contravention with the Law, as in effect from time to time, the provisions of the Law shall supersede and replace any provision herein which is in contravention thereof. Additionally, the appropriate forum and jurisdiction for any legal action shall be the Courts of the County of Broward, State of Florida, and each party consents to such jurisdiction.

         13.3 Titles and Captions. All article, section and subsection titles or
              -------------------
captions contained in this Agreement are inserted for convenience only and are not deemed part of the text hereof.

         13.4  Sole   Agreement.   This   Agreement   constitutes   the   entire
               ----------------
understanding of the parties hereto with respect to the subject matter hereof.

         13.5 Execution in  Counterparts.  This Agreement may be executed in any
              --------------------------
number of counterparts with the same effect as if all parties had all signed the same document. All counterparts shall be construed together and shall constitute one (1) agreement.

         13.6  Amendments.  The General  Partner  may submit to the  Partners in
               ----------
writing the text of any proposed amendment to this Agreement and a statement by the proposer of the purpose of such amendment. The General Partner shall include in any submission its view as to the proposed amendment. Any such amendment shall be adopted if, within ninety (90) days after the notice of such amendment is given to all Partners, the General Partner shall have approved such amendment in writing and shall have received written approval thereof from Limited Partners having a Limited Partnership Percentage aggregating eighty percent (80%) or more. A written approval may not be withdrawn or voided once it is filed with the General Partner. A Limited Partner filing a written objection may thereafter file a valid written approval. The date of adoption of an amendment pursuant to this Section 13.6 shall be the date on which the General Partner shall have received the requisite written approvals. Any proposed amendment which is not adopted may be resubmitted. In the event any proposed amendment is not adopted, any written approval received with respect thereto shall become void and shall not be effective with respect to any resubmission of the proposed amendment. Notwithstanding the foregoing provisions of this Section 13.6, no amendment may, without the prior written approval of all Partners;

         A. Enlarge the obligations of any Partner under this Agreement;

         B.  Enlarge  the  liability  of the  General  Partner  to  the  Limited
Partners;

         C. Amend this Article 13.6;

         D. Alter the Partnership in such manner as will result in the Partnership no longer being classified as a limited partnership for Federal income tax purposes; or

         E. Reduce any requirements for the prior approval of Substitute Limited Partners set forth in this Agreement.

         13.7  Waiver  of  Action  for  Partition.  Each of the  parties  hereto
               -----------------------------------
irrevocably waives during the term of the Partnership any right that he may have to maintain any action for partition with respect to the property of the Partnership.

         13.8  Assignability.  Subject to the  restrictions  on  transferability
               -------------
contained herein, each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the successors, assigns and legal representatives of the respective parties hereto.

         13.9 Independent  Activities.  Except as otherwise provided herein, the
              -----------------------
General Partner and its affiliates, and its (and its affiliates'), officers, directors, shareholders and employees, and each Limited Partner may, notwithstanding the existence of this Agreement, engage in whatever activities they choose, whether the same be competitive with the Business of the Partnership or otherwise, without having or incurring any obligation to offer any interest in such activities to any party hereto. Neither this Agreement nor any activity undertaken pursuant hereto shall prevent such persons from engaging in such activities, and as a material part of the consideration for the General Partner's execution hereof, each Limited Partner hereby waives, relinquishes and renounces any such right or claim of participation. Nothing in the foregoing, however, shall be deemed to reduce any of the liabilities of the General Partner under this Agreement.

         13.10 Right to Rely on Authority of General Partner.  No person dealing
               ---------------------------------------------
with the General Partner shall be required to determine its authority to make any undertaking on behalf of the Partnership, nor to determine any fact or circumstance bearing upon the existence of its authority.

         13.11 Arbitration.  Except as otherwise provided in this Agreement, any
               -----------
dispute or controversy arising out of or relating to this Agreement shall be determined and settled by arbitration in the City of Fort Lauderdale, Florida, in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Except as set forth in Sections 5.4 and 5.5, the expenses of the arbitration shall be borne equally by the parties to the arbitration.

         13.12 Gender and Number.  Whenever the context requires,  the gender of
               -----------------
all words used herein shall include the masculine, feminine and neuter and the singular and plural of all words shall include the singular and plural.

         13.13 Meetings.  The  Partnership  shall hold an annual meeting in each
               --------
fiscal year of its existence on such date and at such place and time as the General Partner shall determine, notice of the date and time to be given to all Limited Partners whose addresses are on record with the General Partner not later than fourteen (14) days prior to such date. Notwithstanding the foregoing, at any time or from time to time, Limited Partners having a Limited Partner Percentage aggregating fifty percent (50%) may by written notice to the General Partner specifying in general terms the subject to be considered require the General Partner to call, or the General Partner may on its own motion call, a special meeting of the Limited Partners and the General Partner shall within ten (10) days after any such notice is given, give notice of such special meeting in the same manner as is required for the annual meeting including in such notice a copy of the notice requiring the call. Any Limited Partner shall have the right, upon notice in writing, to require the General Partner to furnish by mail a list of the names, addresses and respective interest in the Partnership of all other Limited Partners in the Partnership as shown on the records of the Partnership at the time of the notice. Any Limited Partner, or his representative, shall have the right to inspect and copy the names and addresses of all other Limited Partners in the Partnership.

         13.14  Severability.  If  any  provision  of  this  Agreement,  or  the
                ------------
application thereof, shall, for any reason and to any extent, be invalid or unenforceable, or contrary to law, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the maximum extent permissible under applicable law.

         IN WITNESS WHEREOF, this Limited Partnership Certificate and Agreement has been sworn to and executed as of the date above written.

                                            GENERAL PARTNER:
                                            FLANIGAN'S ENTERPRISES, INC.

/w/                                     By: /s/ Jeffrey D. Kastner, as Secretary
--------------------------------            ------------------------------------
                                                Jeffrey D. Kastner, Secretary

/w/
--------------------------------

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF BROWARD )

         The foregoing instrument was acknowledged before me this date by JEFFREY D. KASTNER, as Secretary of FLANIGAN'S ENTERPRISES, INC. on behalf of the said corporation. He is well known to me or produced ________________ as identification.

         WITNESS my hand and  official  seal on this the  17th  day of  October,
                                                          ----
2006.

                                               /s/ Louis Dalessandris
                                          ---------------------------------
                                          NOTARY PUBLIC - State of  Florida

My commission expires:

            SEE SIGNATURE PAGES FOR LIMITED PARTNERS ATTACHED HERETO
                     (Signature Pages Intentionally Omitted)